Standard and Poor's Intrinsic Value Portfolio	Series 01C [ 1/5/2001 - Current Offering ] | cusip: 29471T667
Fund Overview
As of January 8, 2001
Closing NAV: 0.98921	Previous Close: 0.99000	Change:-0.00079	% Change: -0.07980%

The Objective:
The Portfolio seeks capital appreciation by investing in stocks that we believe have potential for growth, based on a combination of fundamental and valuation measurements.

The Strategy:
The goal is to select those stocks whose intrinsic values are higher than their current market prices. Standard & Poor's developed a proprietary analytical process that uses a combination of fundamental and valuation measurements to identify such stocks. The process relies on a series of quantitative screens to select stocks for the Portfolio.

Offered By: This portfolio is offered by Merrill Lynch (SIP01C), Salomon Smith Barney (SIP01C), Morgan Stanley Dean Witter (SIPV01C); Special Dealer - PaineWebber (SIP01C).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Tuesday, January 09, 2001
Security	Symbol	Price	% of Portfolio
Microsoft Corporation	MSFT	51.81	4.31
America OnLine, Inc.	AOL	42.85	4.16
BellSouth Corporation	BLS	43.50	4.07
Watson Pharmaceutical Inc.	WPI	46.75	4.05
Verizon Communications	VZ	55.50	4.04
Brown & Brown Inc.	BRO	34.19	4.03
Dionex Corporation	DNEX	33.94	4.00
Price (T. Rowe) Associates	TROW	41.94	3.92
International Game TechnolOgy	IGT	46.63	3.88
AmeriCredit Corporation	ACF	28.63	3.87
Lincare Holdings Inc.	LNCR	50.56	3.85
Tellabs, Inc.	TLAB	58.13	3.83
Franklin Resources Inc.	BEN	38.03	3.82
Oracle Corporation	ORCL	31.50	3.82
Carnival Corporation	CCL	29.75	3.81
ALLTEL Corporation	AT	64.56	3.80
Altera Corporation	ALTR	28.88	3.80
Intel Corporation	INTC	32.25	3.80
MGIC Investment Corporation	MTG	57.25	3.77
Biogen, Inc.	BGEN	51.75	3.77
Gentex Corporation	GNTX	22.50	3.74
Gannett Co. Inc.	GCI	63.50	3.74
John Nuveen Co.	JNC	56.50	3.72
Linear Technology Corporation	LLTC	47.88	3.65
Orbotech Ltd.	ORBK	37.50	3.64
The PMI Group Inc.	PMI	54.00	3.56

Selection Methodology:

Our Portfolio Consultant, Standard & Poor's, uses the following criteria to determine whether a stock's current market price justifies its purchase.

Companies with High Free Cash Flow: This is intended to identify those companies with a cash flow of greater than $20 million. Starting with its Compustat Database, Standard & Poor's identifies companies with high positive cash flows.

Profitability: Net Profit Margins of 15% or more for the last year. This measures a company's franchise value. Return on Equity of more than 15% for the most recent four quarters and each of the last three fiscal years. This measures how efficiently the company uses its capital.

Market Acceptance: This screen selects companies that have been able to add more than one dollar of market value for each dollar of earnings retained. This measures market acceptance and momentum.

Eliminate Overpriced Stocks: Stocks which trade above their Intrinsic Value are eliminated.

Other Factors: Defined Asset Funds reviews the remaining stocks for market capitalization, liquidity and other factors. Only those stocks which pass all of the above screens, at the time of the Portfolio's formation, are included in the Standard & Poor's Intrinsic Value Portfolio.

Past Performance of Prior Series

Performance From Inception Through September 30, 2000 Including Annual Rollovers
Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Annualized Return	Offer to End Date	Annualized Return
Series C	11/21/96	94.49%	18.81%	12/14/98- 1/14/00	33.28%
Series A	4/2/97	87.37%	19.66%	4/19/99- 05/19/00	13.36%
Series B	8/6/97	50.40%	13.82%	8/16/99- 9/15/00	23.90%

Past performance is no guarantee of future results.  Unit prices and investment returns fluctuate with changes in market conditions.  Your investment may be worh more or less than your original cost when you redeem.  Return represent changes in unit price plus reinvestment of any distributions, dividend by the initial offer price, and reflect deduction of maximum aplicable sales charges and expenses.  "Performance From Inception" returns differ from "Most Recently Completed Portfolio" returns because the former figures reflect different performance peirods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks.  Please read it carefully before you invest or send money.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including creation and development fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.227% of net assets)	$2.25

Estimated Organization Costs	$2.75

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a quantitatively selected portfolio whose risk may be reduced by investing in equity securities of different issuers in a variety of industries.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no assurance that this Portfolio will meet its objective or that unit price will not decrease.

This Portfolio is designed for investors who can assume the risks associated with equity investments having above-average price volatility. It may not be appropriate for investors seeking capital preservation or current income.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

This Portfolio does not reflect any research opinions or buy or sell recommendations of any of the Sponsors.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately. Distributions are not guaranteed, and your principal value may increase or decrease.
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

"Standard & Poor's," "S&P 500 Index" and "S&P 400 Index" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold, or promoted by Standard & Poor's.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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